UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Barrett Business Services, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of BARRETT BUSINESS SERVICES, INC. To be held on June 3, 2024 at 1:00 p.m. PDT virtually at https://web.lumiconnect.com/225175011 (password: bbsi2024) COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 20, 2024. Please visit http://www.astproxyportal.com/ast/23265, where the following materials are available for view: • 2024 Notice of Annual Meeting • Proxy Statement • Form of Electronic Proxy Card • 2023AnnualReporttoStockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.comup until 11:59PM Eastern Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/225175011 (password:bbsi2024) and be sure to have your control number available. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. To elect eight directors to serve until the 2025 annual meeting of stockholders. NOMINEES: Thomas J. Carley Joseph S. Clabby Thomas B. Cusick Gary E. Kramer Anthony Meeker Carla A. Moradi Alexandra Morehouse Vincent P. Price 2. Amendment of the Company's Amended and Restated Charter to increase the authorized shares of Common Stock. 3. Advisory vote to approve the compensation of our named executive officers. 4. Ratification of selection of Deloitte and Touche LLP as our independent registered publicaccountingfirmfor2024. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED, AND FOR PROPOSALS 2, 3, AND 4. Please note that you cannot use this notice to vote by mail.

Your Vote Counts! BARRETT BUSINESS SERVICES, INC. 2024 Annual Meeting Vote by June 02, 2024 11:59 PM ET You invested in BARRETT BUSINESS SERVICES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 03, 2024. Get informed before you vote View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 03, 2024 1:00 PM PDT Virtual Shareholder Meeting https://web.lumiconnect.com/225175011 Password: bbsi2024 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. BARRETT BUSINESS SERVICES, INC. 2024 Annual Meeting Vote by June 02, 2024 11:59 PM ET Board Voting Items Recommends 1. 1A Election of Directors Nominees: Thomas J. Carley For 1B Joseph S. Clabby For 1C Thomas B. Cusick For 1D Gary E. Kramer For 1E Anthony Meeker For 1F Carla A. Moradi For 1G Alexandra Morehouse For 1H Vincent P. Price For 2 Amendment of the Company's Amended and Restated Charter to increase the authorized shares of Common Stock For 3 Advisory vote to approve the compensation of our named executive officers For 4 Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 NOTE: In their discretion, the Proxies are authorized to vote on such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.